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                                                                   EXHIBIT 10.18


                                    AGREEMENT

      THIS AGREEMENT (this "AGREEMENT"), dated as of __________, 2005, is made and entered into by iSTAR FINANCIAL INC., a Maryland corporation ("iSTAR"), with an address for notice hereunder of 1114 Avenue of the Americas, 27th Floor, New York, New York 10036, _________, a ___________ ("BORROWER"), with an address for notice hereunder of ______________, and ________________ ("LENDCO"), with an address for notice hereunder of _____________________________.

                                    RECITALS:

      A. Borrower and Lendco have entered into a Loan Agreement dated ___, 2005 (the "LENDCO LOAN AGREEMENT") whereby Lendco agreed to loan to Borrower up to $275,000,000 (the "LENDCO LOAN") on the terms and conditions set forth in the Lendco Loan Agreement. The Lendco Loan is evidenced by a Promissory Note dated ___, 2005 in the amount of the Loan executed by Borrower (the "LENDCO NOTE").

      B. Lendco, as borrower, and iStar, as lender, entered into a Loan Agreement dated ___, 2005 (the "iSTAR LOAN AGREEMENT") whereby iStar agreed to loan Lendco $275,000,000 (the "iSTAR LOAN") on the terms and conditions set forth in the iStar Loan Agreement. The purpose of the iStar Loan is to make funds available to Lendco to loan to Borrower under the Lendco Loan Agreement. As security for the iStar Loan, Lendco has granted iStar a first lien security interest in the Lendco Loan and all collateral and security for the Lendco Loan. The iStar Loan is evidenced by a Promissory Note dated ___, 2005 in the amount of the iStar Loan executed by Lendco (the "iSTAR NOTE").

      C. Borrower has requested that iStar agree to fund amounts due to Borrower under the Lendco Loan Agreement should Lendco fail to satisfy its funding obligations under the Lendco Loan Agreement.

      D. iStar has requested that Borrower and Lendco enter into certain agreements with respect to the Lendco Loan.

      NOW, THEREFORE, in consideration for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, iStar does hereby unconditionally, absolutely and irrevocably agree to perform for the benefit of Borrower, its successors and assigns, the "FUNDING OBLIGATIONS" (as hereinafter defined) upon the following terms and conditions:

      1. Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Lendco Loan Agreement. As used herein, the term "FUNDING OBLIGATIONS" means the disbursement to Borrower of amounts required under the Lendco Loan Agreement if, after all of the terms and conditions for Lendco funding a Loan

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under the Lendco Loan Agreement have been satisfied, Lendco has failed to fund such amounts by the date required for such funding under the Lendco Loan Agreement.

      2. Agreements With Respect to Lendco Loan. Borrower acknowledges that the Lendco Loan has been collaterally assigned to iStar as security for the iStar Loan. Accordingly, Borrower, Lendco and iStar agree as follows: (a) Borrower will submit reports, requests and other materials called for under the Lendco Loan, including, without limitation, all submissions called for under Section 3 and Section 5.1, to iStar simultaneously with submission to Lendco, (b) all consents, approvals, waivers and other responses to submissions must be approved in writing by iStar to be effective under the Lendco Loan Agreement, (c) Lendco unconditionally and irrevocably authorizes iStar to make all determinations on the part of Lender as to whether conditions for disbursement of the Lendco Loan have been satisfied, (d) none of the terms or provisions of the Lendco Loan Agreement or the Loan Documents may be modified, terminated or waived without the prior written consent of iStar, (e) Borrower, Lendco and iStar agree that for convenience, (i) all disbursements of the Lendco Loan shall be made directly by iStar to Borrower, and in such case, all such amounts will be deemed disbursed by iStar to Lendco under the iStar Loan and evidenced by the iStar Note and shall also be deemed disbursed by Lendco to Borrower and evidenced by the Lendco Note and (ii) all payments by Borrower to Lendco of the Lendco Loan will be made by Borrower directly to iStar, and (f) iStar shall have the right to unilaterally enforce all of Lendco's rights and remedies under the Lendco Loan Agreement and shall have the right to delegate the servicing of the Lendco Loan.

      3. Continuing Agreement. This is an irrevocable, absolute, continuing agreement. This Agreement may not be revoked by iStar and shall continue to be effective with respect to the Funding Obligations arising or created after any attempted revocation by iStar and after iStar's dissolution (in which event this Agreement shall be binding upon iStar's successors and assigns). Each and every default in payment of any amounts due or performance of any obligation required under this Agreement shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises, or, in the discretion of Borrower, may be brought as a consolidated suit or suits.

      4. Events and Circumstances Not Reducing or Discharging iStar's Obligations. iStar hereby consents and agrees to each of the following, and agrees that iStar's obligations under this Agreement shall not be released, diminished, impaired, reduced or adversely affected by the occurrence of any event or circumstance, including, without limitation, any of the following, and waives any rights and defenses (excluding the rights to notice, if any, as herein provided or as required by law) which iStar might have otherwise as a result of or in connection therewith:

            (a) any default or event of default by Lendco under the iStar Loan Agreement or the Lendco Loan Agreement (the foregoing waiver being operative only with respect to iStar's obligations to Borrower and not limiting or impairing any rights or remedies of iStar against Lendco under the iStar Loan Agreement or any of the loan documents evidencing or securing the iStar Loan);

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            (b) the insolvency, bankruptcy, rearrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Lendco or any other party at any time liable for the payment of all or part of the indebtedness evidenced by the iStar Note;

            (c) any dissolution, consolidation or merger of Lendco, or any sale, lease or transfer of any or all of the assets of Lendco, or any changes in the ownership, partners or members of Lendco;

            (d) the invalidity, illegality or unenforceability of all or any part of the indebtedness evidenced by the iStar Note, or any document or agreement executed in connection with the indebtedness evidenced by the iStar Note, for any reason whatsoever;

            (e) any release, surrender or exchange of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the indebtedness evidenced by the Lendco Note in accordance with the Lendco Loan Agreement and Loan Documents and Section 2 of this Agreement;

            (f) the failure of Lendco or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security; and

            (g) the fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the indebtedness evidenced by the Lendco Note shall not be properly perfected or created, or shall prove to be unenforceable.

      5. Payment by iStar. If the Funding Obligations, or any part thereof, are not punctually performed by Lendco, iStar shall, upon five (5) Business Days notice from Borrower to iStar, disburse the amount of the Lendco Loan that Lendco is then obligated to disburse, to Borrower as designated in writing by Borrower. Such notice shall be deemed made if given in accordance with Section 9 hereof. It shall not be necessary for Borrower, in order to enforce such performance by iStar, first to institute suit or exhaust its remedies against Lendco.

      6. Indebtedness or Other Obligations of iStar. The exercise by Borrower of any right or remedy hereunder or under any other instrument or at law or in equity shall not preclude the concurrent or subsequent exercise of any other instrument or remedy at law or in equity and shall not preclude the concurrent or subsequent exercise of any other right or remedy.

      7. Warranties Representations. iStar warrants and represents, as follows:

                  (i) iStar has received, or will receive, direct or indirect benefit from the making of this Agreement; and

                  (ii) iStar is familiar with, and has independently reviewed the financial condition of Lendco, and iStar assumes full responsibility for keeping fully informed as to such matters in the future.

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      8. GOVERNING LAW. PURSUANT TO SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW OF THE STATE OF NEW YORK, EACH PARTY AGREES THAT THIS AGREEMENT AND ALL RIGHTS, OBLIGATIONS AND LIABILITIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      9. Notices. Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied (with request for confirmation) or sent by overnight courier service or United States registered mail return receipt requested, postage prepaid. Any notice so given shall be deemed effective upon delivery or on refusal or failure of delivery during normal business hours. Notices shall be addressed to the parties at the following addresses or to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 9.

         If to iStar:               iStar Financial Inc.
                                    1114 Avenue of the Americas, 27th Floor
                                    New York, New York 10036
                                    Attn: Chief Operating Officer
                                    Telephone: 212-930-9400
                                    Facsimile: 212-930-9494

         With a copy to:            iStar Financial Inc.
                                    1114 Avenue of the Americas, 27th Floor
                                    New York, New York 10036
                                    Attn: Nina B. Matis, Esq./General Counsel
                                    Telephone: 212-930-9406
                                    Facsimile: 212-930-9492

         With a copy to:            iStar Asset Services Inc.
                                    180 Glastonbury Boulevard, Suite 201
                                    Glastonbury, Connecticut 06033
                                    Attn: President
                                    Telephone: 860-815-5900
                                    Facsimile: 860-815-5901

         With a copy to:            Katten Muchin Rosenman LLP
                                    525 West Monroe Street
                                    Chicago, Illinois 60661-3693
                                    Attn: Marcia W. Sullivan, Esq.
                                    208972-00402
                                    Telephone: 312-902-5445
                                    Facsimile: 312-902-1061

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         If to Borrower:            ____________________________________________
                                    ____________________________________________
                                    ____________________________________________
                                    Attn: ______________________________________
                                    Telephone: _________________________________
                                    Facsimile: _________________________________

         With a copy to:            ____________________________________________
                                    ____________________________________________
                                    ____________________________________________
                                    Attn: ______________________________________
                                    Telephone: _________________________________
                                    Facsimile: _________________________________

         If to Lendco:              ____________________________________________
                                    ____________________________________________
                                    ____________________________________________
                                    Attn: ______________________________________
                                    Telephone: _________________________________
                                    Facsimile: _________________________________

                                    ____________________________________________
                                    ____________________________________________
                                    ____________________________________________
                                    Attn: ______________________________________
                                    Telephone: _________________________________
                                    Facsimile: _________________________________

      10. Consent of Jurisdiction/Service of Process. EACH PARTY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH PARTY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT OR SUCH OBLIGATION. EACH PARTY ACKNOWLEDGES AND AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION, SUIT OR PROCEEDING WILL BE DEEMED EFFECTIVE.

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      11. WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES ITS RESPECTIVE RIGHTS
TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. EACH PARTY ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF SUCH PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

      12. Expenses. iStar agrees to fully and punctually pay all costs and expenses, including, without limitation, reasonable attorneys' fees, court costs and costs of appeal, which Borrower may incur in enforcing its rights hereunder and collecting the Funding Obligations.

      13. Third Party Beneficiary. Lendco shall be obligated by its agreements under this Agreement but shall not be a third party beneficiary of the agreement to fund by iStar set forth in this Agreement.

                  [Remainder of Page Intentionally Left Blank;
                             Signature Page Follows]

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      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                                    iSTAR:

                                    iSTAR FINANCIAL INC., a Maryland corporation

                                    By: ________________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                    BORROWER:

                                    ____________________________________________

                                    By: ________________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                    LENDCO:

                                    By: ________________________________________
                                        Name: __________________________________
                                        Title: _________________________________